KBW 2012 Southeast Bank Mini Conference November 30, 2012, Presented by John Corbett and Jim Antal Exhibit 99.1

Forward Looking Statement
2

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

CenterState BANKS, INC.

✓

✓

✓

✓

27
24
6
56
65
Nashville
Winston-Salem
3
46
87
Atlanta
6
Birmingham
127
8
1
91

Jacksonville
75
95
4
Orlando
95
Tampa
Winter Haven
75
Lake Okeechobee
95
75

Correspondent Banking Market
•
Headquartered in Davenport, FL
$2.4 billion in assets
$1.4 billion in loans
$2.0 billion in deposits
•
Company formed:  June 2000
1 Subsidiary Bank
Corporate Overview

Data as of  9/30/12

• CAPITAL - Total Risk-Based Capital Ratio – 17.6%
• LIQUIDITY - Loans / Assets - 61%
• LOANS WITH THIRD PARTY PROTECTION – 26%
21% of loans are covered by loss sharing agreements with the FDIC
5% are subject to “Put Back” agreement with TD Bank
10% were subject to “Put Back” agreement with Hartford Ins Co ending Nov 1, 2012
• ASSETS WITH THIRD PARTY PROTECTION – 41%
*
36% - Backed by the United States
5% - Backed by TD Bank
• LOW CONCENTRATION LEVELS
**
CRE at 103%
of capital  vs. 300% guidance
CD&L at 16%
of capital vs. 100% guidance
*  Includes cash and cash equivalents, AFS securities issued by U.S. Government Sponsored Entities, FDIC covered assets, and FHLB and FRB stock.
**Excludes FDIC covered loans
Conservative Balance Sheet

TCE Ratio – 9.4%

Ocala National Bank
Olde Cypress Community Bank
Independent National Bank of Ocala
Community National Bank of Bartow
Central Florida State Bank
First Guaranty Bank & Trust Co.
TD Bank divesture in Putnam
Federal Trust Acquisition from
The Hartford Insurance Company
Opportunistic through the Crisis
5
Correspondent Banking Division
Prepaid Card Division
Wealth Management Division
Trust Department
Vero Beach
Okeechobee
Jacksonville
FDIC Acquisitions Non – FDIC Acquisitions
Strategic Expansion & Management Lift-Outs New Fee-Based Business Lines

Source: Florida Realtors, Monthly Indicators September 2012 report
Single Family Inventory
16
Months Supply of Inventory
• Median single family home prices are up 7% from last year
• Pending home sales are up 40% from last year
• Average days on the market are down 18% from last year
Florida Housing on the Road to Recovery
6
188,213
145,314
99,534
2010 2011
2012
2010 2011 2012
12.0
8.7
5.2

New Loan Production 19 Loan Trends as of September 30, 2012 7 Excluding FDIC covered assets $32 $40 $35 $44 $54 $59 $62 $ $20 $40 $60 $80 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

CenterState BANKS, INC.

1
1
5
3
1
2
1
2
1
1
1
15
1
1
3
2
2
3
3
2
1
1
2
6
5
4
1
2
1
30
1
4
17

17 38% Source: SNL Financial Data as of 9/30/12 or MRQ Banks with Texas Ratio over 200% 8

CenterState
BANKS, INC.

TALLAHASSEE
JACKSONVILLE
ORLANDO
MIAMI

18
CSFL Advantages
• CSFL is one of only seven major
exchange traded banks
headquartered in FL with assets
between $1 billion and $10 billion
• Proven experience through 8
successful acquisitions in the past 3
years
• Disproportionate number of sellers
versus very few buyers
• The number of small, distressed
Florida institutions remains high
CSFL – Best Positioned Florida Consolidator
Source:  SNL Financial
Data as of MRQ available
9
< $250 mm
105 Banks
> $1.0 bn & Public
7 Banks
$1.0 bn & Private
14 Banks
$500 mm - $1.0 bn
25 Banks
$250 - $500 mm
38 Banks

• 3Q12 Results:
$0.09/sh on $2.7M net income
Margin expansion to 4.34% (4.23%)
Improved credit metrics
Increase in loan loss provision expense
Decrease in bond sales revenue
Modest organic loan growth
Branch consolidation & efficiency results
Slight decrease in PTPP
• Profitability Components:
Credit Cost
Net Interest Margin
Operating Efficiencies
Profitability Metrics
10
$5.5
$3.8
$6.3
$8.1
$8.0
($2.0)
$14.1
$1.3
$3.7
$2.7
($5)
$0
$5
$10
$15
3Q11 4Q11 1Q12 2Q12 3Q12
Pre-Tax, Pre-Provision Income Net Income
PTPP & Net Income
1
1. Pre-tax pre-provision  income  (“PTPP”) is a non-GAAP measure that if defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.

CenterState
BANKS, INC.

$ in millions

$ in millions

$ in millions

$21.0
$18.0
Excludes FDIC covered loans
•
Provision expense trending downward
•
Net charge-offs trending downward
•
Total credit cost trending downward
Credit Cost
11
$6.5
$4.3
$4.7
$2.7
$1.3
$12.0
$ -
$5
$10
$15
$20
3Q11 4Q11 1Q12 2Q12 3Q12
Net Charge-offs NCOs related to loan sales
$5.0
$6.0
$2.7
$0.8
$1.7
$12.0
$5
$10
$15
$20
3Q11 4Q11 1Q12 2Q12 3Q12
Loan Loss Provision LLP related to loan sales
$ -
$16.3
$7.3
$9.0
$3.3
$1.8
$2.9
$12.0
$ -
$5
$10
$15
$20
3Q11 4Q11 1Q12 2Q12 3Q12
All other credit cost LLP related to loan sales
Loan Loss Provision (LLP) Net Charge-Offs (NCOs)
Total Credit Costs

NPA Inflows – Slowing Down 12 Excluding FDIC covered assets $- $5 $10 $15 $20 $25 $30 $35 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

5.42%
5.21%
5.23%
5.20%
5.08%
5.00%
5.10%
5.20%
5.30%
5.40%
5.50%
3Q11 4Q11 1Q12 2Q12^ 3Q12^^
6.21%
6.80%
6.74%
6.91%
7.17%
5.75%
6.75%
7.75%
3Q11 4Q11 1Q12 2Q12* 3Q12**
$176
$168
$309
$337
$318
$231
$218
$429
$488
$464
$-
$100
$200
$300
$400
$500
$600
3Q11 4Q11 1Q12 2Q12 3Q12
Carrying Balance Unpaid Principal Balance
$991
$1,100
$1,117
$1,122
$1,130
$950
$1,000
$1,050
$1,100
$1,150
3Q11 4Q11 1Q12 2Q12 3Q12
Covered Loans - Average Yields Covered Loans – Average Balances
Non-Covered Loans – Average Balance
Loans – Yields and Averages
Non-Covered Loans – Average Yields
*    Adjusted for excess cash flows relating to one loan pool.
**  Adjusted for excess cash flows relating to two loan pools.
^    Adjusted for non-accrual loan upgrades
^^  Adjusted for excess cash flows relating to one  noncovered loan pool and a put back loan adjustment
13

14
IA – negative accretion
($ in thousands) 3Q11 4Q11 1Q12 2Q12 3Q12
Average FDIC covered loans $176,275 $167,512 $309,435 $337,258 $317,914
Interest accretion $2,759 $2,873 $5,189 $6,372 $5,908
Yield 6.21% 6.80% 6.74% 7.60% 7.39%
IA accretion (amortization) included in
non interest income ($225) ($699) ($496) ($290) ($705)
Interest accretion less IA amortization $2,534 $2,174 $4,693 $6,082 $5,203
Yield, including IA amortization 5.70% 5.15% 6.17% 7.25% 6.51%
Average IA balance $56,182 $52,231 $102,935 $131,463 $128,255
Yield, including IA balances 4.32% 3.93% 4.63% 5.22% 4.64%
Indemnification Asset (“IA”) amortization and its
effect on FDIC covered loan interest accretion
14

CenterState
BANKS, INC.

$ in billions

$ in billions

Costs of Deposits Yield on Interest Earning Assets
Net Interest Margin
(excluding Correspondent Division)
Net Interest Margin
15
4.30%
4.33%
4.50%
4.78%
4.72%
3.00%
4.00%
5.00%
$0.0
$1.5
$2.0
$2.5
3Q11 4Q11 1Q12 2Q12 3Q12
Non FDIC Covered Loans FDIC Covered Loans
AFS Securities All other
Yield on Earning Assets
0.62%
0.55%
0.43%
0.38%
0.34%
3Q11 4Q11 1Q12 2Q12 3Q12
Time Deposits Non Time Deposits
Demand Deposits Cost of Deposits
3.83%
3.93%
4.20%
4.48%
4.51%
3.40%
3.75%
4.10%
4.45%
4.80%
3Q11 4Q11 1Q12 2Q12 3Q12
$0.5
$1.0
0.20%
0.40%
0.60%
0.80%
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5

CenterState BANKS, INC.

$ in millions
2007 – 2011 CAGR: 18.5%

2007 – 2011 CAGR: 24.1%

25%
21%
26%
12%
16%
• Value of core deposits not fully realized in this low rate environment.
• Approximately 121,601 total accounts - $16,430 average balance per account
Core deposits defined as non-time deposits.
9
DDA and NOW 9/30/11 9/30/12 Change % Change
Balance $713MM $915MM $202MM 28%
No. of Accounts 60,354 84,997 24,643 41%
Building Franchise Value with Core Deposits
16
528
314
240
411
505
0
500
1,000
1,500
2,000
2,500
2007 2008 2009 2010 2011
9/30/12
Time Deposits MMDA Savings NOW DDA
13,191
11,001
12,025
14,998
15,277
14,705
40,822
43,974
54,561
78,874
96,699
106,896
0
40,000
80,000
120,000
2007 2008 2009 2010 2011 9/30/2012
Time Deposits Core Deposits
Total Deposits Number of Deposit Accounts

Branch Consolidation – 15  ( 11 FDIC / 4 Legacy)
Reduction in Force - 85
Data Processing Conversions – Complete July 2012
Merger of Subsidiaries – Complete June 2012
Events since 1-1-12
Focus on Efficiency and Core Earnings - 2012

Operating Efficiencies

* Efficiency Ratio is defined as follows:  [non-interest expense – merger related expenses – other nonrecurring expense] / [net interest income + non-interest income – gain on sale of AFS securities – nonrecurring income]
**Efficiency Ratio, excluding credit costs is defined as follows:  [non-interest expense – merger related expenses – credit costs – CDI amortization - other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – nonrecurring income]
90%
101%
84%
81%
84%
79%
88%
78%
74%
72%
60%
70%
80%
90%
100%
110%
3Q11 4Q11 1Q12 2Q12 3Q12
Efficiency Ratio* Efficiency ratio, excluding credit costs**
Efficiency Ratio

20
•
Florida economy improving
•
CSFL metrics improving with better performance anticipated
•
Vision still includes bank consolidations
•
Expect better efficiencies in the near term
•
Lifetime local bankers with common lineage
Summary

Appendix

NPAs / Loans & OREO (%)
Problem Loan Trends
Source: SNL Financial and Company filings.   Peer information updated quarterly
Nonperforming assets include 90 days or more past due.
Southeastern peers include ABCB, BTFG, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include all banks headquartered in Florida , opened no later than  12/31/2005 and  total assets between $500 million and $5 billion.
14
Credit Quality Trends - Improving
20
3.12
7.35
8.35
0.00
5.00
10.00
15.00
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
CSFL Southeastern Peers Florida Peers
$8.5
$7.1
$6.6
$6.7 $6.8 $7.7
$10.1
$8.2
$16.3
$7.5
$6.9
$9.9
$66.0
$62.2
$39.0
$42.7
$31.9
$28.7
$12.1
$13.8
$10.3
$8.6
$7.5 $6.9
$0
$25
$50
$75
$100
$125
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
TDRs accruing only 30 - 89 days past due
90 days and nonaccrual OREO/ORA

Non-Performing Loans ($M)
• $6,854M
• OREO & Repos are carried at 41% of Unpaid
Principal Balance
15
Data as of  6/30/12
OREO & Repo ($M)
• $28,779M (2.54% of Gross Loans)
• NPLs are carried at 74% of Unpaid Principal Balance
• Current NPLs at 33%
42%
42%
9%
5%
(26)
(33)
2%
(29)
(96)
(39)
(8)
7%
22%
40%
15%
16%
(22)
(12)
(33)
(8)
NPA Breakout
as of September 30, 2012
21
Excluding FDIC covered assets
Residential,
$11,964
Comm RE,
$12,103
Constr, Dev,
Land,
$2,726
Commercial,
$1,536
Consumer,
$450
1-4 Family,
$497
Comm
Buildings,
$1,515
Resi Lots,
$1,109
Vacant Land,
$2,737
Other Repo,
$996

Total Loans by Type Total Loans Detail

Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
3,960
$ 428 MM
$108,100
CRE-Owner
Occupied
718
$ 265 MM
$369,100
CRE-Non Owner
Occupied
461
$ 203 MM
$440,300
Construction,
A&D, & Land
460
$ 57 MM
$123,900
Commercial &
Industrial
1,201
$ 131 MM
$109,100
Consumer & All
Other
2,652
$ 50 MM
$18,900
Total
9,452
$ 1,134 MM
$120,000
Total Loan Portfolio
as of September 30, 2012
22
Excluding FDIC covered assets
Residential
Real Estate
38%
Comm RE -
Owner
Occupied
23%
Comm RE -
Non Owner
Occupied
18%
Construction,
A&D, & Land
5%
Commercial &
Industrial
12%
Consumer /
Other
4%

Commercial Real Estate by Type ($MM) Construction Loans by Type ($MM)

C&D concentration – 16% vs. 100%
• 57% Owner Occupied
CRE concentration – 103% vs. 300%
% of CRE
Loans
Avg. Loan
Amount
($000)
0.3% $449
0.6% $887
2.8% $553
2.9% $792
3.3% $228
3.3% $433
3.6% $262
4.4% $498
6.8% $517
7.1% $471
8.3% $549
8.6% $581
11.3% $512
14.3% $345
22.4% $298
100.0% $397
% of CDL
Loans
Avg. Loan
Amt
($000)
0.1% $42
0.7% $207
1.4% $403
2.2% $1,237
2.3% $128
2.3% $326
7.8% $403
12.6% $310
29.4% $51
41.1% $297
100.0% $123
CRE Concentrations
as of September 30, 2012
23
Excluding FDIC covered assets
$0 $25 $50 $75 $100 $125
$105.08
$66.85
$52.78
$40.09
$38.96
$33.46
$32.05
$20.43
$17.02
$15.57
$15.24
$13.46
$13.27
$2.66
$1.35
Office
Retail
Church/Education
Industrial
Medical
Other CRE
Warehouse
Strip Center
Agriculture
Restaurant
Res Multi Family
Mini Warehouse
Mobile Home Park
Hotel/Lodging
Aviation
$23.19
$16.61
$7.14
$4.43
$1.30
$1.28
$1.24
$0.81
$0.41
$0.04
$0 $7 $14 $21 $28
Raw Land - Future Comm
Individual Resi Lot
Raw Land-Future Resi
Developed Land
Constr - Other
Constr - Single Fam
Constr - Church/Edu
Constr - Retail
Constr - Spec Home
Constr - Warehouse

Total  Deposits by Type Total Deposits Detail
23
Total Deposit Portfolio
24
Deposit Type
No. of
Deposits Balance
Avg Deposit
Balance
Demand
Deposits
40,915
$ 505 MM
$12,300
Now Accounts
44,082
$ 411 MM
$9,300
Savings
Deposits
18,507
$ 240 MM
$13,000
Money Market
3,392
$ 314 MM
$92,700
Certificates of
Deposits
14,705
$ 528 MM
$35,900
Total
121,601
$ 1,998 MM
$16,400
Demand
Deposits
25%
NOW
Accounts
21%
Savings
Accounts
12%
Money
Market
16%
Certificates
of Deposits
26%
as of September 30, 2012

Total Risk-Based & Tier 1 Leverage
22
• Two successful capital raises in 2009 and 2010 totaling $114 million
• First publicly traded bank in Florida to successfully complete a capital raise during financial crisis in 2009
• Over 50 “Blue Chip” active institutional investors – Average daily volume (3m) approximates 45,000 shares
• Institutions committed to capitalize additional FDIC accretive transactions
Capital
25
19.3
18.9
19.7
19.3
18.0
18.8
18.7
19.1
17.6
17.8
17.6
11.6
11.3
10.9
10.3
10.0
10.1
10.3
10.5
9.0
9.2
9.6
5.00
10.00
15.00
20.00
25.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Total Risk-Based Capital Ratio Tier 1 Leverage Ratio

Thomasville
Valdosta
UNITED STATES
Tallahassee
FLORIDA
Jacksonville
Perry
Gainesville
Orlando
Tampa
St. Petersburg
Port St. Lucie
Lake Okeechobee
Gulf of Mexico
Big Cypress Swamp
The Everglades
Everglades National Park
Miami

Source: SNL Financial
21
Legacy CSFL Branch
First Guaranty Bank (FDIC)
Central FL State Bank (FDIC)
Three FDIC Acquisitions (3Q 2010)
Federal Trust Acquisition (Nov 2011)
TD Branch Acquisition (Jan 2011)
Recent M&A Transactions
26